CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Eric  M.  Kobren,   Chairman  &  President  of  Kobren  Insight  Funds  (the
"Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 23, 2005                  /s/ ERIC M. KOBREN
     ----------------------      --------------------------------------------
                                 Eric M. Kobren, Chairman & President
                                 (principal executive officer)


I, Eric J. Godes, Chief Financial Officer, Vice President, Treasurer & Secretary of Kobren Insight Funds (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 23, 2005                  /s/ ERIC J. GODES
     ----------------------      --------------------------------------------
                                 Eric J. Godes, Chief Financial Officer,
                                 Vice President, Treasurer & Secretary
                                 (principal financial officer)